SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 14, 2004
                        (Date of earliest event reported)


                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-32269                 95-4596178
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 878-6500

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Item 7.01.  Regulation FD Disclosure.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On October 14, 2004, Riverstone Networks, Inc. issued a press release announcing preliminary financial highlights for the quarter ended August 28, 2004.


Item 9.01  Financial Statements and Exhibits

    (c)  Exhibits

A copy of the press release dated October 14, 2004, is furnished herewith as
Exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2004

                                                RIVERSTONE NETWORKS, INC.

                                                By: /s/ Roger A. Barnes
                                                --------------------------------
                                                Name: Roger A. Barnes
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
 Number     Description
-------     -----------

  99.1      Press release dated October 14, 2004.